D.A. DAVIDSON & CO.
12TH ANNUAL FINANCIAL SERVICES CONFERENCE

SEATTLE WASHINGTON
MAY 12, 2010

LEN E. WILLIAMS
President and Chief Executive Officer

ERIC S. NADEAU
Executive Vice President
Chief Financial Officer

Forward-looking Statements

Certain comments made in the course of this presentation by Home Federal Bancorp, Inc. ("Company") are forward looking in nature. These include all statements about the Company's operating results or financial position for periods ending or on dates occurring after March 31, 2010, and usually use words such as "expect", "anticipate", "believe", and similar expressions. These comments represent management's current beliefs, based upon information available to it at the time the statements are made with regard to the matters addressed.

All forward-looking statements are subject to risks and uncertainties that could cause the Company's actual results or financial condition to differ materially from those expressed in or implied by such statements. Factors of particular importance to the Company include, but are not limited to: (1) changes in general economic conditions, including interest rates and real estate values; (2) competition among providers of financial services; (3) potential deterioration in asset quality; (4) legislative or regulatory changes; (5) price levels and conditions in the public securities market; and (5) our ability to integrate acquisitions Please refer to the Company's Annual Report on Form 10-K for additional factors. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Home Federal

Home Federal Bancorp, Inc.

May 12, 2010

OUR VISION

To be the dominant,
multi-billion dollar
bank of choice
in the markets we serve

Home Federal Bancorp, Inc.

May 12, 2010

AGENDA

1. History, leadership and markets
2. Valuation, ownership and total return
3. Financial update
4. FDIC-assisted deals and acquisition strategy
5. Value proposition and Q&A

Home Federal BANCORP, INC.

A Brief 90-Year History



August 2000
Started Walmart in-store expansion. As many as ten. Began to unwind in 2003. Three remain today
September 2006
Committed to commercial banking. Hired Len Williams as President. Became CEO in early 2007. New executive team developed over next two years
August 7, 2009
FDIC-assisted acquisition of Community First Bank
1920
1940
1960
1980
2000
2002
2004
2005
2006
2007
2008
2009
2010
January 1, 1920
Established as Home Federal Savings and Loan Association
December 6, 2004
Stock conversion to Home Federal Bank. Formed MHC. Raised $53.7 million
December 19, 2007
Second step conversion. Raised $87.8 million



$194
$347
$432
$744
$690
$761
$710
$725
$828
$852
1920
1940
1960
1992
2000
2002
2004
2005
2006
2007
2008
2009
2010
Assets, in millions

Directors and Executive Officers

DIRECTORS

- **Daniel L. Stevens, Chairman**
  - Former President and CEO
- **Len E. Williams**
  - President and CEO
- **N. Charles Hedemark**
  - Former COO, Intermountain Gas
- **Richard J. Navarro**
  - CFO, Albertsons LLC
- **James R. Stamey**
  - Former Idaho President, U.S. Bank
- **Robert A. Tinstman**
  - Former CEO of Morrison-Knudsen
- **Brad J. Little**
  - Lieutenant-Governor of Idaho

EXECUTIVE OFFICERS

- **Len E. Williams**
  - President and CEO
- **Eric S. Nadeau**
  - EVP, CFO, Treasurer
- **R. Shane Correa**
  - EVP, Region President – Oregon
- **Cindy L. Bateman**
  - SVP and Chief Credit Officer

Home Federal

Market Demographics

	Treasure Valley	Central Oregon
Population	646,000	214,000
CAGR 2000-09	*33%*	*44%*
Unemployment	9.9%	15.8%
Median income	$57,000	$54,000
Top employers	Micron	St. Charles
	St. Luke's	Les Schwab
	Albertsons	Sunriver
	HP	T-Mobile
Median home prices	-35%	-50%
March 2010	$156,000	$199,000
2007 Peak	$239,000	$396,000

22 branch network

Idaho - 15 offices

Oregon - 7 offices



Central Oregon
Treasure Valley
Coeur d'Alene
Spokane
Moscow
Lewiston
Selway-Bitterroot Wilderness
Walla Walla
Frank Church River of No Return Wilderness Area
Aloha
Portland
McMinnville
Salem
Corvallis
Albany
Eugene
Bend
O R E G O N
Caldwell
Boise
Nampa
Sawtooth N.R.A.
I D A H O
Pocatello
Twin Falls
Grants Pass
Medford
Ashland

Source: SNL Financial, Bureau of Labor Statistics, Boise and Bend Chambers of Commerce, Intermountain MLS, Bratton Appraisal Group

Loan Portfolio – Executing the Strategy



$300
$250
$200
$150
$100
$50
$0
$250.7
$161.5
$55.2
$40.4
September 2006
September 2007
September 2008
September 2009
March 2010
1-4 Family Residential
Commercial
Construction and Development
Consumer

Dollars in millions

Home Federal

Deposit Market and Core Deposit Focus

Idaho - $7.6B


U.S. Bancorp
Wells Fargo
KeyCorp
Washington Federal
Home Federal 5.3%
Others

Oregon - $2.8B


U.S. Bancorp
Cascade Bancorp
Wells Fargo
Chase
Home Federal 4.8%
Others

Home Federal Deposit Composition


Millions
$350
$300
$250
$200
$150
$100
$318.0
$236.9
September 2006
September 2007
September 2008
September 2009
March 2010
Core Deposits
Time Deposits

Source: FDIC as of June 2009

"Core deposits" include checking, savings and money market accounts

Home Federal

Home Federal Bancorp, Inc.

May 12, 2010

AGENDA

1. History, leadership and markets
2. Valuation, ownership and total return
3. Financial update
4. FDIC-assisted deals and acquisition strategy
5. Value proposition and Q&A

Home Federal Bancorp, Inc.

- Listed on NASDAQ Global Select Market – HOME
- Included in Russell 2000 Index
- 16,687,760 common shares outstanding
- Book value per share of $12.41
- Market capitalization of $249 million on May 6
  - 52–week closing high reached on April 21, 2010 - $16.12
  - Closed at $14.91 on May 6, 2010
- Highly capitalized
  - Parent tangible common equity ratio 24.3%
  - Bank total risk-based capital ratio 33.8%

Home Federal

Total Return - HOME

Since Conversion



67.1%
80.0%
60.0%
40.0%
20.0%
0.0%
-20.0%
-40.0%
-60.0%
12/31/2007
12/31/2008
12/31/2009
5/1/2010
HOME
Russell 2000
SNL Thrift

During Fiscal Year 2009

- **Share repurchase plan returned $7.9 MM**
  - Repurchased 5% during Fiscal 2009 Q2
  - Additional 5% plan is currently outstanding
- **Dividends paid totaled $3.5 MM**

Trailing 12 Months



75.9%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
-10.0%
05/01/2009
08/01/2009
11/01/2009
02/01/2010
05/01/2010
HOME
Russell 2000
SNL Thrift

Source: SNL Financial

Home Federal

Institutional and Insider Ownership

Schedule 13 filers own 54.3%

Top 10 shareholders own 61.5%

52 Week Average Daily Volume – 40,500

Insiders beneficially own 4.6%, approximately 12.0% with ESOP



Columbia Management Advisors LLC 5%
Castine Capital Management LLC 5%
Firefly Management Co. GP, LLC 6%
Dimensional Fund Advisors LP 5%
Other Institutions and Funds 15%
Wellington Management Co. LLP 6%
Other 46%
Other 20%
Advisory Research Inc. 3%
Home Federal Bancorp ESOP 8%
BlackRock Global Investors 4%
Jacobs Asset Management LLC 4%
Capital World Investors 9%
Keeley Asset Management Corp 10%
Schedule 13 Filers

Source: SNL Financial as of 12/31/2009

Home Federal

Home Federal Bancorp, Inc.

May 12, 2010

AGENDA

1. History, leadership and markets
2. Valuation, ownership and total return
3. Financial update
4. FDIC-assisted deals and acquisition strategy
5. Value proposition and Q&A

Community First Bank Acquisition

- August 7, 2009 FDIC-assisted purchase of Community First Bank, Prineville, Oregon
- Acquired $190 million of assets, $143 million of deposits and $19 million of borrowings
- FDIC reimburses 80% of first $34 million of losses and 95% thereafter
- 7 branches in Central Oregon including Bend, Prineville, La Pine and Madras.
- Significant levels of nonperforming construction and commercial real estate loans
- Focus on deposit growth – weakened competitors

Comparative Summary Balance Sheets

	03/31/10	9/30/09	9/30/08
Cash and equivalents	$ 128,881	$ 49,953	$ 28,270
Investment securities	155,615	169,320	188,787
Other investments	22,551	22,340	21,181
Loans, net	481,278	511,491	462,644
Other real estate owned	13,564	18,391	650
Other assets	50,215	56,404	23,538
Total assets	$ 852,104	$ 827,899	$ 725,070
Deposits	$ 554,900	$ 514,858	$ 372,925
Borrowings	75,298	84,737	136,972
Other liabilities	14,858	18,639	9,986
Stockholders' equity	207,048	209,665	205,187

In thousands of dollars

Loan Portfolio Composition

March 31, 2010



$55.2
$40.4
$161.5
32%
$250.7
49%
1-4 Family Residential
Commercial
Construction and Development
Consumer

$507.8 million

September 30, 2005



$34.7
$23.3
$124.6
29%
$252.1
58%
1-4 Family Residential
Commercial
Construction and Development
Consumer

$434.7 million

Dollars in millions

Home Federal

Commercial Portfolio Composition

March 31, 2010



Construction/A&D
$52.0
Commercial business
$30.3
Investor CRE
$158.0
Owner occupied CRE
$70.7
Retail
$29.3
Special Use/Other
$25.5
Residential
$22.0
Office
$52.2
Industrial
$29.0
Investor CRE Detail

In millions of dollars – Total commitments

Deposit Portfolio Composition

March 31, 2010



$42.9
$79.5
15%
$21.1
Checking
Health Savings
Savings
Money Market
Certificates
$153.9
30%
$225.0
43%

$522.4 million

September 30, 2005



$25.2
$31.5
8%
$33.3
Checking
Health Savings
Savings
Money Market
Certificates
$108.8
28%
$197.5
50%

$396.3 million

Dollars in millions

Total Borrowings – Five Year Trend



$210.8
$180.7
$137.0
$84.7
$75.3
September 2006
September 2007
September 2008
September 2009
March 2010

Dollars in millions

Asset Quality Metrics

	3/31 2010	Fiscal 2009	Fiscal 2008
Nonperforming loans	$ 50.4	$ 38.5	$ 9.9
Real estate owned	$ 14.4	$ 18.4	$ 0.6
Nonperforming assets	$ 64.0	$ 56.9	$ 10.6
NPL / Loans	9.94%	7.13%	2.14%
NPA / Assets	7.51%	6.87%	1.46%
NPA / Assets, *uncovered*	3.81%	3.26%	1.46%
Allowance for loan loss	$ 27.8	$ 28.7	$ 4.6
ALLL / Loans	5.47%	5.32%	0.98%
Provision for loan loss(1)	$ 3.1	$ 16.1	$ 2.4
Net charge offs (*NCO*)(1)	$ 4.0	$ 8.7	$ 0.8
NCO / Average loans(1)(2)	1.54%	1.87%	0.18%



Nonperforming Assets
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$-
September 2009
March 2010
Covered Assets
Idaho

Dollars in millions. (1) YTD March 31, 2010, represents six months. (2) Annualized

Home Federal

Nonperforming Loans - Composition


Other
$2.7
Land
Development
$9.0
Construction
$1.6
Residential
$11.0
Commercial
Real Estate
$26.2

March 31, 2010

Dollars in millions

Capital Adequacy – Home Federal Bank*



40%
35%
30%
25%
20%
15%
10%
5%
0%
18.78%
32.49%
33.80%
Core
Tier 1 risk-based
Total risk-based
Regulatory
March 2010

** - Does not include an additional $55 million of capital at the holding company level*

Home Federal

Summary Statements of Income

In millions, except per share data	YTD 2010	2009	2008
Interest income	$ 17.6	$ 35.8	$ 40.5
Interest expense	4.9	12.0	17.9
Net interest income	12.7	23.8	22.6
Provision for loan losses	3.1	16.1	2.4
Noninterest income	5.3	9.3	10.7
Noninterest expense	18.6	29.0	24.6
Net income before taxes	(3.7)	(12.0)	6.3
Income taxes	(1.5)	(4.8)	2.3
Income before extraordinary	(2.2)	(7.2)	4.0
Extraordinary gain, net	0.3	15.3	–
Net income	$ (1.9)	$ 8.1	$ 4.0
Diluted earnings per share	$(0.14)	$ 0.52	$0.25

Dollars in millions, except per share data. September 30 fiscal year. YTD 2010 represents six months of operations

Key Performance Metrics

	YTD Fiscal	*For the year ended September 30*	
	2010	**2009**	**2008**
Yield on assets	**4.63%**	**5.26%**	**5.75%**
Cost of funds	**1.85**	**2.57**	**3.50**
Net interest margin	**3.33**	**3.50**	**3.21**
Net interest income	**$25.3**	**$23.8**	**$22.6**
Efficiency ratio	**109.00%**	**87.42%**	**73.75%**
Return on assets	**(0.79)**	**1.12**	**0.54**
Return on equity	**(3.11)**	**4.01**	**2.16**

Dollars in millions. September 30 fiscal year. YTD 2010 represents six months of operations, annualized

Noninterest Expense Trends

- Burden of separate back offices will continue until 2010FQ4
- Compensation and data processing will improve after conversion
- Branch productivity continues to be evaluated
- Credit environment hurts professional fees, REO provision, taxes and insurance



$40
$35
$30
$25
$20
$15
$10
$5
$0
$15.2
$5.2
$15.9
$5.7
$18.6
$7.3
$4.2
2008
2009
2010 YTD Annualized
Compensation
Occupancy and Data Processing
Insurance and Taxes
REO Provision
Professional
Other

Dollars in millions. September 30 fiscal year.

Home Federal Bancorp, Inc.

May 12, 2010

AGENDA

1. History, leadership and markets
2. Valuation, ownership and total return
3. Financial update
4. **FDIC-assisted deals and acquisition strategy**
5. Value proposition and Q&A

Home Federal Bancorp, Inc.

FDIC Opportunities

FDIC failures are increasing in the Pacific Northwest and Intermountain Region

Over 20% of the financial institutions in Washington, Oregon and Utah are operating under a Cease and Desist Order


C&D orders by state
WA
OR
ID
MT
ND
MN
SD
WY
WI
MI
NY
VT
NH
ME
MA
RI
CT
NJ
DE
MD
DC
PA
OH
IA
NE
NV
UT
CO
CA
IL
IN
WV
VA
KS
MO
KY
NC
TN
SC
OK
AR
AZ
NM
MS
AL
GA
TX
LA
FL
AK
HI
PR
Percentage of operating institutions under C&D orders
0 - 5%
6 - 10%
11 - 15%
16 - 20%
21 - 25%
26 - 30%
Based on C&D orders in effect for commercial banks, savings banks and savings institutions, according to SNL Financial's database as of Mar. 10, 2010.
As of March 22.
Source: SNL Financial

Home Federal

Acquisition Opportunities

Target market area

FDIC-assisted transactions

- Acquired Community First due to Central Oregon opportunities
- Focused on Intermountain Region
  - Salt Lake City to Cascade Range
- Currently not interested in the I-5 corridor (SeaTac/Portland)

Traditional M&A

- Boards and management teams are fatigued
- Capital difficult to raise for small banks
- Inability to repay TARP
- Opportunities to acquire at discount to book



Home Federal Bancorp, Inc.

May 12, 2010

AGENDA

1. History, leadership and markets
2. Valuation, ownership and total return
3. Financial update
4. FDIC-assisted deals and acquisition strategy
5. Value proposition and Q&A

Home Federal

Value Proposition for HOME

- Highly capitalized
  - Relative strength in a weakening economy
  - Ability to withstand continued asset quality deterioration
  - Continue to pay dividends
  - Significant leverage opportunity without dilution
- Deposit market position in Treasure Valley
  - Growth opportunities in Central Oregon
- Strong management team and board
- Significant earnings power on the sidelines
  - Highly liquid balance sheet
- FDIC loss share provides protection on covered assets

Home Federal

Home Federal
BANCORP, INC.

D.A. DAVIDSON & CO.
12TH ANNUAL FINANCIAL SERVICES CONFERENCE

SEATTLE WASHINGTON
MAY 12, 2010

LEN E. WILLIAMS
President and Chief Executive Officer

ERIC S. NADEAU
Executive Vice President
Chief Financial Officer

D.A. Davidson & Co.